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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                  __________________


                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934


                          Date of Report:  September 4, 1997


                                MICRO WAREHOUSE, INC.



                                535 Connecticut Avenue
                             Norwalk, Connecticut  06854
                                    (203) 899-4000



        Delaware                       0-20730                    06-1192793
--------------------------------------------------------------------------------
 (State of Incorporation)        Commission File No.)            (IRS Id. No.)


                       Exhibit Index Appears on Page 4

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Item 5.        Other Events.

               This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Micro Warehouse, Inc. ("MWHS") for the purpose of providing the information set forth in a press release issued by MWHS on September 3, 1997, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)       Financial Statement of Businesses Acquired.

               None.

     (b)       Pro Forma Financial Information.

               None.

     (c)       Exhibits.

               The following exhibit is filed herewith:

               99.1  Press Release dated September 3, 1997.


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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         MICRO WAREHOUSE, INC.
                                              (Registrant)



Date:  September 4, 1997                  By______________________________
                                            Bruce L. Lev
                                            Vice President


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                                 EXHIBIT INDEX

Exhibit
Number                                        Description
--------                                      -----------

  99.1                              Press Release dated September 3, 1997



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